Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2007 of Constant Contact, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gail F. Goodman, President and Chief Executive Officer of the Company, and Steven R. Wasserman, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2007	/s/ Gail F. Goodman

Gail F. Goodman
President and Chief Executive Officer

Dated: November 15, 2007	/s/ Steven R. Wasserman

Steven R. Wasserman
Vice President and Chief Financial Officer